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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 02549

                            -----------------------

                                   FORM 8-K

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  June 30, 1995



                               AMP INCORPORATED
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            (Exact name of registrant as specified in its charter)


                                 Pennsylvania
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                (State or other jurisdiction of incorporation)


            1-4235                                      23-033-2575
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    (Commission File Number)                 (IRS Employer Identification No.)


P.O. Box 3608, Harrisburg, Pennsylvania                  17105-3608
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(Address of principal executive offices)                 (Zip Code)



                                (717) 564-0100
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                         Registrant's Telephone Number


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Item 5. Other Events
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      Pursuant to Form 8-K, General Instruction F, Registrant hereby incorporates by reference the press releases attached hereto as Exhibit 99.


Item 7. Financial Statements and Exhibits
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        Exhibit No.                      Description
        -----------                      -----------
            99                           Registrant's Press
                                         Releases dated June 30, 1995.

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                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              AMP INCORPORATED


 Dated:    June 30, 1995                  By: /s/ William J. Hudson
                                              ---------------------------------
                                              Name: William J. Hudson
                                              Title: Chief Executive Officer
                                                     and President

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